UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 11, 2004

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation)		Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 7.

Exhibit 99.1	Press release dated March 11, 2004 of American Vanguard Corporation announcing its financial results for the period ended December 31, 2003.

Item	12.

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 11, 2004, American Vanguard Corporation issued a press release regarding its financial results for the period ended December 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION

(Registrant)

By:     /s /    JAMES A. BARRY

James A. Barry

Senior Vice President

Chief Financial Officer

Date:	March 12, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated March 11, 2004, of American Vanguard Corporation announcing its financial results for the period ended December 31, 2003.

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